Filed Pursuant to 497(a)

File No. 333-236574

Rule 482ad

Oxford Lane Capital Corp. Prices Public Offering of $87 Million 5.00% Notes Due 2027

Greenwich, CT – 1/5/2022 – Oxford Lane Capital Corp. (the “Company”) (NasdaqGS: OXLC, OXLCM, OXLCP, OXLCL and OXLCO) today announced that it has priced an underwritten public offering of $87 million in aggregate principal amount of 5.00% unsecured notes due 2027. The notes will mature on January 31, 2027, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after January 31, 2024. The notes will bear interest at a rate of 5.00% per year payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing March 31, 2022.

The offering is expected to close on January 13, 2022, subject to customary closing conditions. The Company has granted the underwriters an option to purchase up to an additional $13 million in aggregate principal amount of notes. The notes are expected to be listed on the NASDAQ Global Select Market and to trade thereon within 30 days of the original issue date under the trading symbol “OXLCZ”.

The Company expects to use the net proceeds from this offering to acquire investments in accordance with its investment objective and strategies and/or general working capital purposes.

Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc. and William Blair & Company, L.L.C. are acting as joint book-running managers for the offering and InspereX LLC and Wedbush Securities Inc. are acting as lead managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 640 Fifth Ave, 4th Floor, New York, NY 10019, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); B. Riley Securities, Inc., Attn: Prospectus Department, 1300 17th Street North, Suite 1300, Arlington, VA 22209 or by e-mailing prospectuses@brileyfin.com (or by calling (800) 846-5050); and William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago IL 60606, or by telephone at 1-800-621-0687 or email at prospectus@williamblair.com. The preliminary prospectus supplement, dated January 4, 2022, and accompanying prospectus, dated June 1, 2020, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company.  It currently seeks to achieve its investment objective of maximizing risk-adjusted total return by investing in debt and equity tranches of collateralized loan obligation (“CLO”) vehicles. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties, including the impact of COVID-19 and related changes in base interest rates and significant market volatility on our business, our portfolio companies, our industry and the global economy. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Bruce Rubin

203-983-5280